UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 05, 2024

Rani Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40672	86-3114789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue
San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 457-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 5, 2024, Rani Therapeutics Holdings, Inc. (the “Company” or “Rani”) issued a press release to announce topline results from the RT-111 Phase 1 clinical trial. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company is also furnishing a copy of a presentation (the “Presentation”) that the Company intends to use, in whole or in part, during discussions with external parties. A copy of the Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein. All of the information furnished in this Item 7.01 and Item 9.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On February 5, 2024, Rani announced topline results from the RT-111 Phase 1 clinical trial.

Study Design

A single-center, open-label Phase 1 study of RT-111, a RaniPill capsule containing ustekinumab biosimilar, was conducted in Australia. The study evaluated the safety and tolerability of a single administration of RT-111 in healthy adult volunteers. Of the 55 participants, 20 orally ingested RT-111 containing a single 0.5mg dose of ustekinumab biosimilar and 20 orally ingested RT-111 containing a single 0.75mg dose of ustekinumab biosimilar, while a control group of 15 participants received a single 0.5mg subcutaneous (SC) injection of STELARA® (ustekinumab), a commercial formulation of ustekinumab.

Participants were fasted overnight prior to dose administration. Blood samples were collected at various time points over 60 days and analyzed for ustekinumab concentrations. Blood samples were analyzed for anti-drug antibodies at three timepoints.

Topline Results

Safety and Tolerability

•
RT-111 was generally well tolerated, with no serious adverse events (SAEs) noted during the study
o
None of the participants withdrew from the study due to any adverse event
o
Two subjects in the 0.5mg RT-111 group and one subject in the 0.5mg SC STELARA® group had mild, transient adverse events which resolved without any intervention
•
There was no meaningful difference in incidence of anti-drug antibodies via the RaniPill route of delivery compared to STELARA® SC injection

		Stelara® SC 0.50 mg N=15	RT-111 0.50 mg N=20	RT-111 0.75 mg N=20
Drug Signal Detected		N=15	N=19	N=16
	Number of ADA Positive Cases
Total ADA Positive*	N	4	2	6
	%	27%	11%	38%

* ADA positive post dosing, increase in titer compared to pre-dose level

•
No participants reported difficulty swallowing the capsule and capsule remnants passed from all participants without sequelae

Pharmacokinetics

•
Oral RT-111 delivered 0.5mg and 0.75mg of ustekinumab biosimilar with high bioavailability (estimated bioavailability of 84% for 0.5mg RT-111 relative to 0.5mg SC STELARA®).

	Stelara® SC 0.50mg	RT-111 0.50mg	RT-111 0.75mg
Cmax (ng/mL)	56 ± 4	67 ± 7	92 ± 8
Tmax (days)	10 ± 0.8	3.1 ± 0.2*	3.3 ± 0.2*
AUC (day*ng/mL)	1,566 ± 130	1,315 ± 150	1,814 ± 165
Bioavailability	--	84%	--

Data are Mean ± SE from all subjects, including those with anti-drug antibodies. *p<0.0001 significantly different from SC group.

This report contains "forward-looking" statements, including statements regarding topline results from the RT-111 Phase 1 study. Actual results may differ materially from those set forth in this report due to the risks and uncertainties inherent in research and development, including the risk that initial (or topline) clinical results do not report on all data from a clinical trial that may be important for development or regulatory approval, the risk that results from earlier clinical trials may not be indicative of future clinical results, as well as other risks detailed in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as well as discussions of potential risks, uncertainties and other important factors in the Company’s other filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release of Rani Therapeutics Holdings, Inc. dated February 5, 2024
99.2	Presentation dated February 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rani Therapeutics Holdings, Inc.

Date:	February 5, 2024	By:	/s/ Svai Sanford
Svai Sanford Chief Financial Officer